                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Arabian Shield Development Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                       ARABIAN SHIELD DEVELOPMENT COMPANY
                   10830 NORTH CENTRAL EXPRESSWAY, SUITE 175
                              DALLAS, TEXAS 75231

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 15, 2000

To the Stockholders of ARABIAN SHIELD DEVELOPMENT COMPANY

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Arabian Shield Development Company (the "Company"), a Delaware corporation, will be held on Monday, May 15, 2000, at 10:00 a.m., Dallas time, in The Park Room at Holiday Inn Dallas Central, 10650 North Central Expressway, Dallas, Texas 75231, for the following purposes:

          1. Electing four (4) directors to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified.


          2. Considering and voting upon a proposal to amend the Company's Certificate of Incorporation changing the name of the Company to "Arabian American Development Company."



          3. Considering and voting upon a proposal to amend the Company's Certificate of Incorporation to effect a 1-for-2 reverse stock split of the Company's outstanding common stock.


          4. Transacting such other business as may properly come before the meeting or any adjournment(s) thereof.

     Information regarding the matters to be acted upon at the annual meeting is contained in the Proxy Statement attached to this Notice.

     Only stockholders of record at the close of business on March 16, 2000 are entitled to notice of, or to vote at, such meeting or any adjournment(s) thereof. A complete list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of 10 days prior to the meeting at the corporate offices of the Company, 10830 North Central Expressway, Suite 175, Dallas, Texas.

                                            By Order of the Board of Directors

                                            DREW WILSON, JR., Secretary

Dallas, Texas

March 28, 2000

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 15, 2000

                            SOLICITATION OF PROXIES


     The accompanying proxy is solicited by and on behalf of the Board of Directors of Arabian Shield Development Company (the "Company") for use at the annual meeting of stockholders of the Company to be held at Dallas, Texas, on May 15, 2000, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Solicitation of proxies may be made in person or by mail, telephone or telegram by directors, officers and employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse the forwarding expense. All reasonable costs of preparing, printing, assembling and mailing the form of proxy and the material used in the solicitation thereof and all clerical and other expenses of solicitation will be paid by the Company. The approximate date on which this Proxy Statement and form of proxy will be first sent to stockholders is April 3, 2000.


                                 ANNUAL REPORT

     The Annual Report to Stockholders, covering the fiscal year ended December 31, 1999, is enclosed herewith. The Annual Report does not form any part of the material for solicitation of proxies.

                           OUTSTANDING CAPITAL STOCK

     The close of business on March 16, 2000, is the record date for determination of stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books will not be closed. At the record date, there were outstanding and entitled to be voted 22,269,994 shares of the Common Stock, $.10 par value, of the Company.

     The following table sets forth, as of March 16, 2000, information as to the beneficial ownership of the Company's Common Stock by each person known by the Company to beneficially own more than 5% of the Company's outstanding Common Stock, by each of the Company's executive officers named in the Summary Compensation Table set forth below and by all directors and executive officers of the Company as a group.


                                                                 SHARES
NAME AND ADDRESS                                              BENEFICIALLY    PERCENT
OF BENEFICIAL OWNER                                             OWNED(1)      OF CLASS
-------------------                                           ------------    --------
Harb S. Al Zuhair...........................................   1,300,000         5.8%
P.O. Box 3750
Riyadh, Saudi Arabia
Fahad Mohammed Saleh Al-Athel...............................   3,615,000(2)     16.1%
P.O. Box 61659
Riyadh, Saudi Arabia
Prince Talal Bin Abdul Aziz.................................   1,500,000         6.7%
P.O. Box 930
Riyadh, Saudi Arabia
Mohammad Salem Ben Mahfouz..................................   1,500,000         6.7%
c/o National Commercial Bank
Jeddah, Saudi Arabia
Hatem El-Khalidi............................................     609,000(3)      2.7%
10830 North Central Expressway
Suite 175
Dallas, Texas 75231
Kamal Adham.................................................   1,328,000         6.0%
P.O. Box 1528
Jeddah, Saudi Arabia
All directors and executive officers as a group (6
  persons)..................................................     791,650(4)      3.4%


---------------

(1) Unless otherwise indicated, to the knowledge of the Company, all shares are owned directly and the owner has sole voting and investment power.

(2) Includes 245,000 shares which Mr. Al-Athel has the right to acquire through the exercise of a presently exercisable stock option.


(3) Includes 478,000 shares which Mr. El-Khalidi has the right to acquire through the exercise of presently exercisable stock options. Excludes 385,000 shares owned by Ingrid El-Khalidi, Mr. El-Khalidi's wife, and 443,000 shares owned by relatives of Hatem El-Khalidi.



(4) Includes 650,000 shares which certain directors and executive officers have the right to acquire through the exercise of stock options or other rights exercisable presently or within 60 days. Excludes 385,000 shares owned by Ingrid El-Khalidi, the wife of Hatem El-Khalidi, the President, Chief Executive Officer and a director of the Company, and 443,000 shares owned by relatives of Hatem El-Khalidi.


     Based on its stock ownership records, the Company believes that as of March 16, 2000, excluding its President and his wife, who reside in Saudi Arabia, Saudi Arabian stockholders currently hold approximately 62% of the Company's outstanding Common Stock, without giving effect to the exercise of presently exercisable stock options held by certain of such stockholders. Accordingly, if all or any substantial part of the Saudi Arabian stockholders were considered as a group, they could be deemed to "control" the Company as that term is defined in regulations promulgated by the Securities and Exchange Commission. Although they have orally waived their rights, certain of the Company's Saudi Arabian stockholders are parties to written agreements providing them with the right to purchase their proportionate share of additional shares sold by the Company.

     The management of the Company has welcomed the substantial stock investment by its Saudi stockholders. Saudi investors have contributed vitally needed capital to the Company since 1974. Whether the Company's Saudi stockholders will be a continuing source of future capital is not known at this time. In confronting the need for additional funds, management of the Company will follow the policy of considering all potential sources consistent with prudent business practice and the best interests of all its stockholders. In the course of considering methods of future financing and other matters relating to the operations of the Company, management of the Company anticipates that in the ordinary course of business it will receive recommendations and suggestions from its principal stockholders.

                              REVOCATION OF PROXY

     The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the person giving the proxy has the power to revoke the same, at any time before it has been exercised, by notice in writing to the Secretary of the Company.

                                 QUORUM; VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock of the Company entitled to vote is necessary to constitute a quorum at the meeting. If a quorum is not present or represented at the meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. Abstentions and broker non-votes are counted in determining the presence of a quorum.

     On all matters submitted to a vote at the meeting, or any adjournment(s) thereof, each holder of Common Stock of the Company will be entitled to one vote, in person or by proxy, for each share of such stock owned of record at the close of business on March 16, 2000. Cumulative voting for directors is not permitted. Directors will be elected by plurality vote at the meeting, and the four (4) persons receiving the greatest number of votes at the meeting will be elected as the directors of the Company. Neither abstentions nor broker non-votes will affect the outcome of the election. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock outstanding and entitled to vote is necessary for the approval of each of the proposals to amend the Company's Certificate of Incorporation. For matters requiring majority approval, abstentions will have the effect of negative votes but broker non-votes will not be treated as shares entitled to vote on such matters.

                       ACTION TO BE TAKEN UNDER THE PROXY


     Proxies in the accompanying form which are properly executed and returned will be voted at the meeting and any adjournment(s) thereof and will be voted, unless the giver thereof specifies otherwise, (1) for the election of the four
(4) persons named in the next succeeding table as nominees for election as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified; (2) for the proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Arabian American Development Company;" (3) for the proposal to amend the Company's Certificate of Incorporation to effect a 1-for-2 reverse stock split of the Company's outstanding Common Stock; and (4) in the transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.


     Should any nominee named herein for the office of director become unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other person as the management of the Company may recommend. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. Management knows of no matters, other than the foregoing, to be presented for consideration at the meeting. If, however, any other matters properly come before the meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS


     Four (4) directors will be elected at the annual meeting. Each director elected will serve until his successor has been elected and qualified. The four
(4) persons named below are management's nominees for election as directors. Each nominee named below is presently a director of the Company and has served as such since the date of election indicated. In connection with an increase in the number of positions on the Board of Directors in 1993, at the request of Sheik Fahad Al-Athel, the Company appointed Mohammed O. Al-Omair, who had served as a director of the Company from November 1989 to March 1991, to fill one of the newly-created vacancies. Further information with respect to each nominee is set forth in the following table:


                                                                           SHARES OF
                                                                          COMMON STOCK
                                                                         OF THE COMPANY
                                                                       OWNED BENEFICIALLY
NAME; BUSINESS EXPERIENCE;                                 DATE OF        AT MARCH 16,      PERCENT
OTHER DIRECTORSHIPS                                 AGE    ELECTION         2000(1)         OF CLASS
--------------------------                          ---    --------    ------------------   --------
John A. Crichton..................................  83      May 1967        17,650(2)           *
  Chairman of the Board of the Company since 1967;
  Chief Executive Officer of the Company from 1967
  to February 1994; President, Crichton & Co.
  (petroleum and mining consulting and management,
  Dallas, Texas)
Hatem El-Khalidi..................................  75    April 1968       609,000(3)         2.7%
  President of the Company since 1975; prior to
  1975 Vice President of the Company; Chief
  Executive Officer of the Company since February
  1994
Mohammed O. Al-Omair..............................  56      May 1993        60,000(4)           *
  (Executive Vice President, Saudi Fal Group of
  Companies, Riyadh, Saudi Arabia since 1985
  (investments); President, Advanced Systems Ltd.,
  Riyadh, Saudi Arabia since 1985 (mainframe
  computers)
Ghazi Sultan......................................  63    Sept. 1993        60,000(5)           *
  Chairman, Sultan Group of Companies, Jeddah,
  Saudi Arabia since 1987 (investments and marble
  mining); Director General, Safwah Company,
  Jeddah, Saudi Arabia since 1987 (investments);
  Deputy Minister of Petroleum and Mineral
  Resources of the Kingdom of Saudi Arabia
  1966-1987

---------------

 *  Less than 1%

(1) Unless otherwise indicated, all shares are owned directly and the owner has sole voting and investment power.

(2) Includes 17,000 shares which Mr. Crichton has the right to acquire through the exercise of presently exercisable stock options.


(3) Includes 478,000 shares which Mr. El-Khalidi has the right to acquire through the exercise of presently exercisable stock options. Excludes 385,000 shares owned by Ingrid El-Khalidi, Mr. El-Khalidi's wife, and 443,000 shares owned by relatives of Hatem El-Khalidi.


(4) Includes 60,000 shares which Mr. Al-Omair has the right to acquire through the exercise of a presently exercisable stock option.

(5) Includes 60,000 shares which Mr. Sultan has the right to acquire through the exercise of a presently exercisable stock option.

     The Board of Directors of the Company has an Audit Committee which is currently composed of Messrs. Mohammed O. Al-Omair, Ghazi Sultan and Hatem El-Khalidi. The Committee held one meeting during 1999. The functions performed by the Audit Committee include (i) recommending the selection and approval of an independent auditing firm each year, (ii) reviewing and approving the scope and performance of the annual audit of the Company and (iii) periodically interviewing the Company's independent public accountants in order to review the results of the audit and to analyze the strengths and weaknesses of the Company's financial staff and systems and the adequacy of its internal controls.

     The current members of the Compensation Committee of the Board are Messrs. Mohammed O. Al-Omair and Ghazi Sultan. The Committee held one meeting during 1999. The functions performed by the Compensation Committee include (i) periodically reviewing the compensation paid to executive officers and key employees of the Company and making recommendations to the Board of Directors concerning such compensation and (ii) administering the Company's Stock Option Plan.

     The Board of Directors of the Company has an Executive Committee comprised of three directors, Messrs. El Khalidi, Al-Omair and Sultan. The Executive Committee held no meetings during 1999. The Executive Committee is primarily responsible for overseeing and managing the planning and construction of the Al Masane mining project in Saudi Arabia.

     The Company's Board of Directors held five meetings during 1999. Each director attended during the year (or the part of the year that he served as a director or a member of a committee) at least 75% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by all committees on which he served.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL ONE.

                               EXECUTIVE OFFICERS

     Each executive officer of the Company serves for a term extending until his successor is elected and qualified. The current executive officers of the Company are John A. Crichton, Chairman of the Board, Hatem El-Khalidi, President and Chief Executive Officer, Drew Wilson, Jr., Secretary and Treasurer, and Nicholas N. Carter, President of Texas Oil and Chemical Co. II, Inc., a wholly-owned subsidiary of the Company ("TOCCO"). Mr. Crichton and Mr. El-Khalidi also serve as directors of the Company. Information concerning Messrs. Crichton and El-Khalidi is set forth under "Nominees for Election as Directors." Mr. Wilson is 66 years old and is a certified public accountant. Mr. Wilson has served as Secretary and Treasurer of the Company since November 1986, and has worked as an independent public accountant since 1975. Mr. Carter, who is 53 years old, has been President of TOCCO and its subsidiaries since 1987, prior to which time he served from October 1983 as Treasurer and Controller of those companies. Mr. Carter has been employed by TOCCO and its subsidiaries since 1977.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the best of the Company's knowledge, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

     The following information summarizes annual compensation for services in all capacities to the Company for the fiscal years ended December 31, 1999, 1998 and 1997 of the Chief Executive Officer and the other four most highly compensated executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM COMPENSATION
                                                                   ------------------------------------
                                                                           AWARDS             PAYOUTS
                                      ANNUAL COMPENSATION          -----------------------   ----------
                                --------------------------------   RESTRICTED   SECURITIES   LONG-TERM
                                                    OTHER ANNUAL     STOCK      UNDERLYING   INCENTIVE     ALL OTHER
NAME AND                        SALARY     BONUS    COMPENSATION    AWARD(S)     OPTIONS/       PLAN      COMPENSATION
PRINCIPAL POSITION(1)    YEAR   ($)(2)      ($)         ($)           ($)        SARS(#)     PAYOUTS($)      ($)(3)
---------------------    ----   -------   -------   ------------   ----------   ----------   ----------   ------------
Hatem El-Khalidi,        1999   $72,000        --        --            --           --           --          $8,000
  President and          1998   $72,000        --        --            --           --           --          $8,000
  Chief Executive
    Officer              1997   $72,000        --        --            --           --           --          $8,000
Nicholas N. Carter       1999   $84,500   $56,500        --            --           --           --              --
  President, Texas       1998   $84,500   $54,021        --            --           --           --              --
  Oil and Chemical Co.   1997   $84,500   $19,591        --            --           --           --              --

---------------

(1) Except for Mr. Carter, no executive officer of the Company had total annual salary and bonus in excess of $100,000 during the fiscal year ended December 31, 1999.


(2) Includes $57,006, $40,064 and $38,004 compensation for the fiscal years ended December 31, 1997, December 31, 1998 and December 31, 1999, respectively, that was deferred at the election of Mr. El-Khalidi. All present deferred compensation owing to Mr. El-Khalidi aggregating $741,218 is considered, and future deferred compensation owing to Mr. El-Khalidi, if any, will be considered, a demand obligation payable to Mr. El-Khalidi.


(3) Includes $8,000 in termination benefits for each of the fiscal years ended December 31, 1997, December 31, 1998 and December 31, 1999 respectively, that was accrued for Mr. El-Khalidi in accordance with Saudi Arabian employment laws.

     In accordance with Saudi Arabian employment laws, the Company is required to accrue termination benefits for Mr. El-Khalidi. The amount accrued for the benefit of Mr. El-Khalidi is based on the number of years of service and compensation. Accrued benefits are payable upon termination of employment.

     The Company has engaged in other transactions and entered into other arrangements, directly or indirectly, with its officers and directors, the primary purpose of certain of which was to provide additional compensation to such persons. See "Other Matters."

     The Company is authorized to pay its non-employee directors a fee of $200 for each Board meeting and $100 for each Committee meeting which they attend, in addition to reimbursing them for expenses incurred in connection with their attendance.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

THE COMPENSATION COMMITTEE

     The Compensation Committee (the "Committee") of the Board of Directors is composed entirely of independent outside directors. The Board of Directors has delegated to the Committee the authority to review, consider and determine the compensation of the Company's executive officers and key employees. The Committee also sets overall compensation policies for the Company and its wholly owned subsidiaries.

COMPONENTS OF EXECUTIVE COMPENSATION

     The Company has purposely limited the components in the compensation program for executive officers to base salary, bonus and stock options. In addition to these components, there are several standard benefit plans available to all employees of South Hampton Refining Company, a wholly-owned subsidiary of TOCCO ("South Hampton").

BASE SALARY

     In determining base salary for the Company's executive officers, including the Chief Executive Officer, the Committee takes into account the responsibilities being undertaken by and the experience of an executive, in addition to various confidential and/or subjective considerations. The Committee also takes into consideration the fact that the Company does not maintain a pension plan, a restricted stock plan, a supplemental retirement benefit plan, a retirees' health plan, a short-term disability insurance plan, a group health plan, a group life insurance plan, a long-term disability insurance plan or
Section 401(k) plan.

     The Board of Directors, at its May 26, 1999 regular meeting, upon recommendation of the Committee, approved the base salaries for those named executive officers whose compensation is detailed in this Proxy Statement. In addition to various confidential and/or subjective factors, the Committee took into consideration the longevity of the named executive officer's service to the Company as well as an assessment of his individual performance. With regard to those executives whose compensation is detailed in this Proxy Statement, the Committee also considered, in no particular order and with no particular weight, such factors as overall success of the Company in meeting its annual objectives; managing to or bettering annual operating and capital budgets; undertaking new responsibilities; maintaining proper financial, budgetary, legal and procedural controls; and the executive's contribution to the overall governance and management of the Company. The Committee did not establish the relative importance of each factor.

     The Company's policy on compensation attempts to show consistent application for all executive officers, with variations given to differences in the level of responsibility for certain areas of corporate management, or in the nature of the functions performed by particular individuals. The goals of the compensation program include creating a relationship between business objectives and performance, which will encourage the creation of value for stockholders. Pursuit of such goals requires the establishment of compensation policies which will enable the Company to attract, retain and reward executive officers who can effectively contribute to the long-term success of the Company. No particular attempt is made to differentiate the Chief Executive Officer for compensation purposes. The Committee views the Chief Executive Officer as one member of the senior management team and applies compensation criteria evenly among them.

BONUS

     Employees of South Hampton have an opportunity to earn an annual bonus based entirely upon the performance of the refinery. A bonus is awarded based upon the refinery's financial performance. If minimum performance levels have not been achieved, no bonus is earned. As a result of South Hampton's financial performance during 1999, Mr. Carter was awarded the bonus set forth in the Summary Compensation Table.

STOCK OPTIONS

     The Committee believes that the purpose of stock options for executive officers is to align their interests with those of the stockholders of the Company and to create stockholder value. The Committee believes that option grants will serve as a performance incentive to the executive officers.

     In 1999, the Committee did not make use of the Company's Stock Option Plan as an incentive to the named executive officers.

     While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of its Common Stock at any particular point in time, the decision as to whether this value will be realized in any particular year is primarily determined by each individual executive. Accordingly, in analyzing annual compensation levels, the Committee does not consider gains realized during any particular year by any executive officer as a result of individual decisions to exercise stock options received in previous years.

CEO COMPENSATION


     Mr. El-Khalidi's base salary has remained unchanged for several years. The Committee did not award Mr. El-Khalidi any bonus or stock options during 1999.


                                            Respectfully submitted,

                                            COMPENSATION COMMITTEE

                                            MOHAMMED O. AL-OMAIR, Chairman
                                            GHAZI SULTAN

                               PERFORMANCE GRAPH

     The following graph compares the annual cumulative total stockholder return on an investment of $100 on December 31, 1994 in the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total return of a similar investment in companies on the CRSP Total Return Index for The Nasdaq Stock Market (US) and the Nasdaq Non-Financial Stocks Index. The historical stock price performances shown on the graph are not necessarily indicative of future price performance.

                              [Performance Graph]

----------------------------------------------------------------------------------------------------------------
                                     12/31/94     12/31/95     12/31/96     12/31/97     12/31/98     12/31/99
----------------------------------------------------------------------------------------------------------------
 Arabian Shield Development
  Company                              100           46          121          178           79           55
 CRSP Total Return Index for The
  Nasdaq Stock Market (US)             100          141          174          213          300          542
 Nasdaq Non-Financial Stocks           100          139          169          198          290          559

                                 OTHER MATTERS

     The Company directly owns approximately 51% of the outstanding capital stock of Pioche-Ely Valley Mines, Inc. ("Pioche"), a company that owns a mill and 128 inactive mining claims covering approximately 3,500 acres located in southeast Nevada. Mr. John A. Crichton is currently a director and President of Pioche, and Mr. Hatem El-Khalidi is currently a director and Executive Vice President of Pioche. The Company is providing the funds necessary to cover the Pioche operations. During 1999 and 1998, the Company made payments of approximately $22,100 and $11,300, respectively, for such purposes. As partial consideration for the forgiveness of indebtedness, in July 1990 Pioche granted the Company an option to purchase an additional 720,000 shares of its Common Stock at an exercise price of $.20 per share, which option is exercisable until June 1, 2002. As of December 31, 1999, Pioche owed the Company $169,122 as a result of advances made by the Company. The indebtedness bears no interest.

     Pursuant to a sharing arrangement, the Company and its subsidiaries share personnel, office space and other overhead expenses in Dallas, Texas with a company wholly-owned by Mr. John A. Crichton, Chairman of the Board of the Company. Monthly rental on the office space is approximately $2,100. The Company pays $1,100 per month for rent and $880 per month for personnel and other overhead expenses pursuant to such arrangement.

     During 1999, South Hampton incurred product transportation costs of approximately $349,000 with Silsbee Trading and Transportation Corp. ("STTC"), a private trucking and transportation carrier in which Nicholas N. Carter, the President of TOCCO, and Richard Crain, Vice President of TOCCO, each have a 50% equity interest. Pursuant to a lease agreement, South Hampton leases transportation equipment from STTC at a rate of approximately $29,000 per month, subject to adjustment. Under the lease arrangement, STTC provides the transportation equipment and all normal maintenance on such equipment and South Hampton provides the drivers, fuel, management of transportation operations and insurance on the transportation equipment. Approximately 90% of STTC's income will be derived from such lease arrangement. The Company believes that the terms of the lease arrangement are no less favorable in any material respect than those which could be obtained from an unaffiliated third party. The lease agreement is currently operating on a month-to-month basis while renewal options are being evaluated.

                                  PROPOSAL TWO
                   AMENDMENT OF CERTIFICATE OF INCORPORATION
                      CHANGING THE NAME OF THE COMPANY TO

                     "ARABIAN AMERICAN DEVELOPMENT COMPANY"



     The Board of Directors has unanimously approved, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation changing the name of the Company to "Arabian American Development Company." The full text of the proposed amendment to the Company's Certificate of Incorporation is set forth in Exhibit A to this Proxy Statement.


     The Board of Directors believes that the amendment is advisable to better reflect the Company's business. The Board of Directors believes that the new corporate name will more closely reflect the strategic direction of the Company and allow the general public to more clearly associate the company name with its products and services.


     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock outstanding and entitled to vote is necessary for the approval of the proposed amendment to the Company's Certificate of Incorporation changing the name of the Company to "Arabian American Development Company."



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION CHANGING THE NAME OF THE COMPANY TO "ARABIAN AMERICAN DEVELOPMENT COMPANY."

                                 PROPOSAL THREE
                   AMENDMENT OF CERTIFICATE OF INCORPORATION
                    TO EFFECT A 1-FOR-2 REVERSE STOCK SPLIT
                   OF THE COMPANY'S OUTSTANDING COMMON STOCK

     The Board of Directors has unanimously approved, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to effect a 1-for-2 reverse stock split of the Company's outstanding Common Stock (the "Reverse Stock Split"). Under the proposal, each two (2) shares of Common Stock ("Existing Common Stock") outstanding as of the close of business on the effective date of the amendment (the "Effective Date") will be automatically converted into one (1) new share of Common Stock ("New Common Stock"). The amendment will not change the number of authorized shares of Common Stock or the par value of the shares of Common Stock. The full text of the proposed amendment to the Company's Certificate of Incorporation is set forth in Exhibit B to this Proxy Statement.

     No fractions of shares of New Common Stock will be issued in connection with the Reverse Stock Split. In lieu thereof, each stockholder of record otherwise entitled to a fraction of a share of New Common Stock will receive a cash distribution.

     If approved by the stockholders, the Reverse Stock Split will be accomplished by the filing of a Certificate of Amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State. The Company plans to file the Certificate of Amendment as soon as practicable if the proposed amendment is approved at the annual meeting or at any adjournment. Under Delaware General Corporation Law, the amendment to the Certificate of Incorporation will become effective on the date of the filing, unless the Company specifies otherwise.

PURPOSES OF THE PROPOSED REVERSE STOCK SPLIT

     The Board of Directors believes that the proposed Reverse Stock Split is advisable and in the best interests of the Company and its stockholders in order to

     - increase the price per share at which the outstanding Common Stock would trade;

     - permit the Company to maintain the listing of the Common Stock on The Nasdaq National Market; and

     - provide additional authorized shares of Common Stock for issuance from time to time by the Board of Directors of the Company.

     Increase in Price Per Share of Common Stock. The Company believes that an increase in the price level of the Common Stock as a result of the Reverse Stock Split could improve the marketability and liquidity of the Common Stock and could encourage greater interest and trading in the Common Stock.

     The current share price of the Company's shares of Common Stock may limit their marketability and liquidity. Brokerage commissions on the sale of lower priced stock often represents a higher percentage of the sales price than the commissions on relatively higher priced stock. The Company believes that the increase in the price per share could reduce this burden on the marketability and liquidity of the Common Stock. However, there can be no assurance that the Reverse Stock Split would cause the market price at which the Common Stock would trade to increase by two (2) times or that any increase in such price would substantially increase the marketability or liquidity of the Common Stock.

     The Reverse Stock Split may also have negative effects on liquidity. It is possible that the reduced number of shares outstanding as a result of the Reverse Stock Split could adversely affect the liquidity of the shares. In addition, certain stockholders who own fewer than 100 shares of Common Stock as a result of the Reverse Stock Split may be required to pay brokerage commissions upon sale that are proportionately higher than the commissions paid by holders of 100 or more shares of Common Stock. The Company believes that the possible positive effects of the increase in price as a result of the Reverse Stock Split should outweigh the possible negative consequences of the reduction in the number of shares outstanding.

     Nasdaq Requirements. The Company's Common Stock is currently listed on The Nasdaq National Market. By letter dated September 17, 1999, The Nasdaq Stock Market notified the Company that if it failed to meet the $1.00 per share minimum bid price requirement established by Nasdaq for continued listing, the Company's Common Stock would be delisted on December 21, 1999. Pursuant to a January 27, 2000 written hearing before a Nasdaq Listing Qualifications Panel, the Company's request for continued inclusion on The Nasdaq National Market pursuant to an exception to the minimum bid price requirement was approved. The Panel's approval was subject to the conditions that (i) the Company effect the Reverse Stock Split; (ii) a closing bid price of at least $1.00 per share for the Company's Common Stock occur on or before May 2, 2000; (iii) immediately after May 2, 2000, the closing bid price for the Company's Common Stock be at least $1.00 per share for a minimum of ten (10) consecutive trading days; and
(iv) the Company demonstrate compliance with all requirements for continued listing on The Nasdaq National Market.



     By letter dated March 15, 2000, the Company notified The Nasdaq National Market that the closing bid price for the Company's Common Stock had exceeded $1.00 per share for ten (10) consecutive trading days. As a result, the Company satisfied all requirements for continued listing on The Nasdaq National Market and the Panel dismissed the delisting proceeding. The Board of Directors believes that the Reverse Stock Split will assist the Company in maintaining the Company Common Stock's continued listing on The Nasdaq National Market. The Board of Directors believes that if the number of outstanding shares of Common Stock is decreased, without altering the proportionate economic interests held by individual stockholders, the trading price of the Company's Common Stock should increase to a price which provides a greater margin for satisfaction of the minimum bid price requirement. The Company currently meets all requirements for continued listing requirements and believes that it will continue to do so; however, there can be no assurance that the Company will meet all of the continued listing requirements in the future.



     While the Board of Directors believes that the Reverse Stock Split is desirable to assist the Company in maintaining the continued listing of the Company's Common Stock on The Nasdaq National Market, there can be no assurance that the market price of the Company's Common Stock will increase in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the Company will be able to maintain any increase in market price for any period of time.


     Increase in Number of Shares Available for Issuance. The Company's Certificate of Incorporation authorizes the issuance of 40,000,000 shares of Common Stock. As of March 16, 2000, there were 22,269,994 shares of Common Stock issued and outstanding. Based upon the Company's best estimates, the number of outstanding shares of Common Stock would be reduced as a result of the proposed Reverse Stock Split to approximately 11,134,997 shares. The number of authorized shares would not be changed in the Reverse Stock Split. As a result, approximately 28,865,003 additional shares of Common Stock would be available for issuance from time to time as the Board of Directors may deem advisable. Increasing the number of shares of Common Stock available for issuance would give the Company greater flexibility to issue stock for any proper purpose as determined from time to time by the Board of Directors. The Board of Directors does not currently have any plans, understandings, agreements or arrangements concerning the issuance of additional shares of Company Common Stock.

EFFECTS OF THE PROPOSED REVERSE STOCK SPLIT

     Effect on Stockholders. Each holder of record of shares of Existing Common Stock as of the close of business on the Effective Date will receive one (1) share of New Common Stock for each two (2) shares of Existing Common Stock. No fractions of shares of New Common Stock will be issued in connection with the Reverse Stock Split. In lieu thereof, each stockholder of record otherwise entitled to a fraction of a share of New Common Stock will receive a cash distribution in an amount equal to the product of the percentage represented by such fraction of a share and the closing price of the Company's Common Stock as reported on The Nasdaq National Market on the first trading day after the Effective Date. Each stockholder holding less than two (2) shares of Existing Common Stock before the Effective Time will not be a stockholder after the Effective Time. Other than these stockholders, each other stockholder of the Company will continue as a stockholder after the Effective Time. The proportionate voting power and other rights of stockholders will not be affected by the Reverse Stock Split, except to the extent that fractions of shares are cancelled in the

Reverse Stock Split in exchange for cash. However, as described below, the Reverse Stock Split will increase the number of shares available for issuance in the future, which may result in dilution of the interests of existing stockholders. The Reverse Stock Split also will result in some stockholders owning "odd lots" of less than 100 shares of New Common Stock. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

     Effect on Authorized Stock and Outstanding Common Stock. Article Fourth of the Company's Certificate of Incorporation currently authorizes the issuance of 40,000,000 shares of Common Stock. The authorized capital stock of the Company will not be changed by reason of the proposed Reverse Stock Split. Based upon the Company's best estimates, the number of outstanding shares of Common Stock would be reduced as a result of the proposed Reverse Stock Split from 22,269,994 shares to approximately 11,134,997 shares, resulting in approximately 28,865,003 additional shares of Common Stock becoming available for issuance from time to time upon such terms and for such purposes as the Board of Directors may deem advisable. The Board of Directors does not intend to seek the approval of the stockholders for any future issuance, unless such approval is required by law or the rules of any quotation system or exchange on which the Common Stock is then traded. Any future issuance of Common Stock, depending upon the circumstances, may dilute the earnings per share, liquidation value, voting power and other rights and interests of the then existing stockholders. The Board of Directors does not currently have any plans, understandings, agreements or arrangements concerning the issuance of additional shares of Company Common Stock.

     Anti-Takeover Effect. Although not a factor in the decision of the Board of Directors to propose the Reverse Stock Split, the proposed Reverse Stock Split could have an anti-takeover effect by reducing the number of outstanding shares of Common Stock and thereby increasing the number of shares of Common Stock available for issuance by the Board of Directors. There are currently no plans, understandings, agreements or arrangements concerning the issuance of additional shares of Company Common Stock. However, the increase in the number of shares of Common Stock available for issuance could enable the Board of Directors to render more difficult or discourage a hostile transaction to take control of the Company, by issuing additional shares to increase the voting power of parties friendly to the Board of Directors or to dilute the voting power and other rights of a proposed acquiror. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's stockholders to realize a higher price for their shares than would be generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

EXCHANGE OF STOCK CERTIFICATES

     All stockholders of record of the Company will be required to surrender their certificates representing shares of Existing Common Stock (the "Old Certificates") to the Company's designated exchange agent (the "Exchange Agent"). As soon as practicable after the Effective Date, the Company will mail a transmittal form to each stockholder of record as the Effective Date for use in transmitting Old Certificates to the Exchange Agent. Upon proper completion of the transmittal form and delivery of the transmittal form with the holder's Old Certificate to the Exchange Agent, each holder of record of shares of Existing Common Stock will receive new certificates representing the number of shares of New Common Stock to which the holder is entitled. Holders entitled to a fraction of a share will receive a check in an amount equal to the product of the percentage represented by such fraction of a share and the closing price of the Company's Common Stock as reported on The Nasdaq National Market on the first trading day after the Effective Date.

     The Reverse Stock Split will occur at the close of business on the Effective Date without regard to when the Old Certificates are physically surrendered. After the Effective Date, each Old Certificate, until surrendered and exchanged as described above, will be deemed for all corporate purposes to evidence ownership of the resulting number of shares of New Common Stock.

     Until stockholders have surrendered their Old Certificates, such holders will not be entitled to receive (i) dividends, if any, declared or payable to holders of record of New Common Stock or (ii) certificates representing the shares of New Common Stock to which such stockholders are entitled. Such amounts, if any, will be remitted to the stockholders entitled thereto, without interest, at the time such Old Certificates are surrendered for exchange.

     HOLDERS SHOULD SUBMIT THEIR OLD CERTIFICATES ONLY AFTER THEY RECEIVE TRANSMITTAL FORMS.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes certain federal income tax consequences of the proposed Reverse Stock Split to the stockholders of the Company. THIS SUMMARY FOCUSES ON STOCKHOLDERS WHO ARE CITIZENS OR RESIDENTS OF THE UNITED STATES, AND HAS ONLY LIMITED APPLICATION TO CORPORATIONS, TRUSTS, ESTATES, NON-RESIDENT ALIENS OR OTHER STOCKHOLDERS SUBJECT TO SPECIALIZED TAX TREATMENT (INCLUDING, BUT NOT LIMITED TO, TAX-EXEMPT ORGANIZATIONS, FOREIGN PERSONS OR INDIVIDUAL RETIREMENT ACCOUNTS). THIS DISCUSSION IS INCLUDED FOR GENERAL INFORMATION ONLY. NO OPINION OF COUNSEL OR RULING FROM THE INTERNAL REVENUE SERVICE OR OTHER TAX AUTHORITY HAS BEEN SOUGHT OR OBTAINED WITH RESPECT TO THE FEDERAL, STATE OR LOCAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT. BECAUSE OF THE COMPLEXITY OF THE INTERNAL REVENUE CODE AND BECAUSE TAX CONSEQUENCES MAY VARY DEPENDING ON THE PARTICULAR FACTS RELATING TO EACH STOCKHOLDER, STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX EFFECTS OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES.

     The Company believes that the proposed Reverse Stock Split will be a tax-free recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, to the extent that Existing Common Stock is exchanged solely for New Common Stock. Each stockholder who receives only New Common Stock in exchange for its Existing Common Stock will not recognize any gain or loss, and the New Common Stock issued to each such stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of the Existing Common Stock held by such stockholder immediately prior to the Reverse Stock Split. Further, each such stockholder's holding period for the New Common Stock should include the holding period for the Existing Common Stock exchanged therefor, provided that such shares of Existing Common Stock were capital assets held by such stockholder at the effective time of the Reverse Stock Split.

     Some stockholders may receive both New Common Stock and cash in lieu of any fractional shares of such New Common Stock in the Reverse Stock Split. These stockholders will also not recognize any gain or loss to the extent that such stockholders receive New Common Stock in exchange for the Existing Common Stock. The New Common Stock issued to each such stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of the Existing Common Stock held by such stockholder immediately prior to the Reverse Stock Split, less the basis allocable to any fractional interest of New Common Stock for which cash is received. Such a stockholder's holding period for the New Common Stock received should include the holding period for the Existing Common Stock exchanged therefor, provided that such shares of Existing Common Stock were capital assets held by such stockholder at the effective time of the Reverse Stock Split.

     Stockholders who receive cash in lieu of fractional shares of New Common Stock will be subject to federal income tax with respect to such cash received. The Internal Revenue Service has ruled that, in the context of a tax-free recapitalization, where a cash payment is made in lieu of fractional shares and is not in the nature of separately bargained-for-consideration, the payment will generally be treated as a distribution made in redemption of the fractional shares. If, with respect to any particular stockholder, a cash payment is received in lieu of fractional shares and is (i) not essentially equivalent to a dividend, (ii) substantially disproportionate with respect to the cash distributions (if any) received by the other stockholders or (iii) is in complete redemption of all of such stockholder's New Common Stock, then such cash payment will be treated as being made in exchange for such fractional shares.

     If any such cash payment is treated as made in exchange for the stockholder's fractional shares, and if the shares of Existing Common Stock were held by such stockholder as capital assets, the stockholder will recognize capital gain or loss in an amount equal to the difference between the cash received and the basis allocable to the fractional interest of the New Common Stock for which such cash was received. Any such capital gain or loss will be long-term capital gain or loss if the Existing Common Stock had a holding period in excess of one year.

     If a cash payment does not qualify as being made in exchange for the stockholder's fractional shares, it will be treated as a dividend to the extent that the payment is made out of the Company's earnings and profits.

APPRAISAL RIGHTS

     No appraisal rights are available under the Delaware General Corporation Law to any stockholder who dissents from the proposal to approve the Reverse Stock Split.

RECOMMENDATION AND VOTE

     The proposed Reverse Stock Split must be approved by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock outstanding and entitled to vote thereon.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-2 REVERSE STOCK SPLIT OF THE COMPANY'S OUTSTANDING COMMON STOCK.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected Grant Thornton LLP to audit and report on the financial statements of the Company for the current fiscal year. Representatives of Grant Thornton LLP are expected to be present at the annual meeting with an opportunity to make a statement if they so desire, and they are expected to be available to respond to appropriate questions.

                            STOCKHOLDERS' PROPOSALS

     A stockholder who intends to have a proposal considered for inclusion in the Company's proxy materials for presentation at the 2000 annual meeting of stockholders, which is currently scheduled for May 11, 2001, must submit the proposal to the Company at its principal executive office no later than December 1, 2000. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission. A stockholder who intends to present a proposal at the 2001 annual meeting of stockholders without inclusion of such proposal in the Company's proxy materials is required to provide notice of such proposal to the Company at its principal executive office no later than February 16, 2001. If the stockholder does not comply with the requirements of applicable rules of the Securities and Exchange Commission, the Company may exercise discretionary voting authority granted under any proxy which is executed and returned to the Company on any matter that may properly come before the 2001 annual meeting of stockholders.

                                            By Order of the Board of Directors

                                            DREW WILSON, JR., Secretary

     THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999, UPON THE WRITTEN REQUEST OF ANY PERSON WHO WAS A STOCKHOLDER (OF RECORD OR BENEFICIALLY) AT THE CLOSE OF BUSINESS ON MARCH 16, 2000. REQUESTS FOR SUCH REPORT SHOULD BE DIRECTED TO THE COMPANY AT 10830 NORTH CENTRAL EXPRESSWAY, SUITE 175, DALLAS, TEXAS 75231,
ATTENTION: SECRETARY.

                                   EXHIBIT A

     Text of Article First of the Company's Certificate of Incorporation as currently in effect:

        "FIRST. The name of the corporation is Arabian Shield Development Company."

     Text of Article First of the Company's Certificate of Incorporation as proposed to be amended:


        "FIRST. The name of the corporation is "Arabian American Development Company."

                                   EXHIBIT B

     RESOLVED, that Article Fourth of the Company's Certificate of Incorporation is hereby amended by adding at the end of Article Fourth the following provisions:

                              REVERSE STOCK SPLIT


     At 5:00 p.m. (Eastern time) on the effective date of the amendment adding this paragraph to Article Fourth ("Effective Date"), each two (2) outstanding shares of the corporation's common stock, par value $.10 per share, held of record as of 5:00 p.m. (Eastern time) on the Effective Date shall be and hereby are automatically reclassified and converted, without further action, into one
(1) share of the corporation's common stock, par value $.10 per share. No scrip or fractions of shares shall be issued as a result of this amendment to Article Fourth. In lieu of receiving fractions of shares, each stockholder of record otherwise entitled to receive a fraction of a share of common stock as a result of this amendment to Article Fourth shall be entitled to receive cash in an amount equal to the product of the percentage represented by such fraction of a share and the closing price of the corporation's common stock as reported on The Nasdaq National Market on the first trading day after the Effective Date. This amendment to Article Fourth shall not affect the number of authorized shares of common stock or the par value per share of the common stock.

                       ARABIAN SHIELD DEVELOPMENT COMPANY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                    P R O X Y

     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of ARABIAN SHIELD DEVELOPMENT COMPANY (the "Company") to be held on May 15, 2000, and the Proxy Statement in connection therewith, and
(2) appoints John A. Crichton and Hatem El-Khalidi, and each of them (acting jointly, or if only one be present, then by that one alone), his attorneys and proxies, with full power of substitution to each, to vote all shares of Common Stock of the Company of the undersigned at said meeting and at any adjournment thereof, as designated below.

    Please complete, date, sign and mail this Proxy promptly in the enclosed envelope. No postage is required for mailing in the United States.

                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

                       ARABIAN SHIELD DEVELOPMENT COMPANY
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                              ]

                                                  FOR   WITHHELD FOR ALL          2. The proposal to
1. Election of Directors, Nominees:               ALL      ALL   EXCEPT              amend the Company's
   J.A. Crichton, H. El-Khalidi, M. O. Al-Omair,  [ ]      [ ]     [ ]   -------     Certificate of
   G. Sultan                                                             Nominee     Incorporation to       FOR  AGAINST  ABSTAIN
                                                                        Exception    change the Company's   [ ]    [ ]      [ ]
                                                                                     name to
                                                                                     "Arabian American
                                                                                     Development
                                                                                     Company."

IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE         3. The proposal to
MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY WILL BE VOTED AS DIRECTED ABOVE.      amend the Company's
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.          Certificate of
                                                                                     Incorporation to       FOR  AGAINST  ABSTAIN
                                                                                     effect a 1-for-2       [ ]    [ ]      [ ]
                                                                                     reverse stock split
                                                                                     of the Company's
                                                                                     outstanding Common
                                                                                     Stock.

                                                                                  IMPORTANT: You are encouraged to attend this
                                                                                  meeting in person, but if you cannot do so, please
                                                                                  complete, date and sign this Proxy and mail it
                                                                                  promptly in the enclosed return envelope.



                                                                                  SIGNATURE(S)                       DATE
                                                                                              -----------------------    -----------


                                                                                  SIGNATURE(S)                       DATE
                                                                                              -----------------------    -----------

IMPORTANT: Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the Proxy should be signed by a duly authorized officer who should indicate his title. Please date, sign and mail this Proxy as soon as possible. No postage is required if mailed in the United States.